UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2026

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	CAKE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Results of the 2026 Annual Stockholders’ Meeting

The final results of the vote taken for each proposal presented at the annual meeting of stockholders held on May 28, 2026 are as follows:

Proposal 1: Election of Directors.

Each of the following director nominees was elected to serve on The Cheesecake Factory Incorporated’s (the “Company”) board of directors for a term expiring at the Company’s 2027 annual meeting of stockholders or until their respective successors shall be elected and qualified, by the following vote:

Name	For	Against	Abstain	Broker Non-Votes
David Overton	37,279,010	608,943	14,476	5,708,297
Edie A. Ames	37,654,462	222,369	25,598	5,708,297
Alexander L. Cappello	35,467,249	2,418,715	16,465	5,708,297
Khanh Collins	37,650,441	211,180	40,808	5,708,297
Adam S. Gordon	37,831,512	41,500	29,417	5,708,297
Jerome I. Kransdorf	34,878,570	3,007,263	16,596	5,708,297
Janice L. Meyer	37,840,005	46,541	15,883	5,708,297
David B. Pittaway	35,446,281	2,437,355	18,793	5,708,297

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm for Fiscal Year 2026.

The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2026, ending December 29, 2026. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
43,129,227	466,633	14,866	0

Proposal 3: Non-Binding Advisory Vote on Executive Compensation.

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
37,666,375	211,834	24,220	5,708,297

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2026	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer